UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      January 13, 2004
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
----------------------------------------------------------------------
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
----------------------------------------------------------------------
         (Registrant's telephone number, including area code)

Item 7.   Financial Statements and Exhibits

     The Registrant incorporates by reference the press release dated January 13, 2004 attached as Exhibit 99.1, relating to the Company's announcement of unaudited results for the year ended December 31, 2003.

Item 12.  Results of Operations and Financial Condition

     The Registrant incorporates by reference the press release dated January 13, 2004 attached as Exhibit 99.1, relating to the Company's announcement of unaudited results for the year ended December 31, 2003.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date     January 13, 2004            /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                   Description                  Method of Filing
----------------------------------------------------------------------
  99.1                  News Release                  Filed herewith
                        Dated January 13, 2004

                              NEWS RELEASE


FOR IMMEDIATE RELEASE
January 13, 2004

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                       GREAT AMERICAN BANCORP, INC.
   UNAUDITED RESULTS FOR 2003 -- YEAR-TO-DATE NET INCOME OF $1,702,000

Champaign, Illinois - Great American Bancorp, Inc. (Nasdaq SmallCap/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, reported earnings of $1,702,000 for the year ended December 31, 2003, a decrease of $202,000, or 10.6%, from the $1,904,000 reported for fiscal 2002. Basic earnings per share were $2.23 for the year ended December 31, 2003, compared to $2.28 for the year ended December 31, 2002, while fully diluted earnings per share were $2.02 for the year ended December 31, 2003 and $2.09 for the year ended December 31, 2002.

Net income declined in 2003 due to lower net interest income and higher operating expenses, offset by higher fees and commission income, and reductions in the provision for loan losses and income tax expense.

Net interest income was $5,548,000 for the year ended December 31, 2003; a decrease of $811,000, or 12.8%, from $6,359,000 reported for the year ended December 31, 2002. Net interest income declined mainly as a result of lower interest income from loans due to a reduction in total loan balances from 2002 levels and a decrease in average loan yields. The decline in net interest income from loans was partially offset by a decrease in interest expense on deposits and Federal Home Loan Bank ("FHLB") advances. Interest expense on deposits declined primarily as a result of a shift in deposits from higher-rate certificates of deposit to lower-rate demand accounts. The Company also maintained lower balances of FHLB advances during 2003 compared to balances maintained in 2002.

The Company recorded no provision for loan losses for 2003 compared to $170,000 recorded for fiscal 2002. Management's analyses of the allowance for loan losses during 2003 determined that no additional allocation to the allowance was warranted.

Noninterest income totaled $3,339,000 for the year ended December 31, 2003, $293,000, or 9.6%, higher than the $3,046,000 recorded for the year ended December 31, 2002. This increase was mostly due to higher insurance sales commissions. Insurance sales commissions increased $201,000 or 14.1%, from $1,428,000 for the year ended December 31, 2002 to $1,629,000 for fiscal 2003. This increase was mainly due to growth in new commercial and group life and health insurance customers.

Noninterest expense was $6,493,000 for the twelve months ended December 31, 2003, $351,000, or 5.7% higher than the $6,142,000 reported for the year ended December 31, 2002. Noninterest expense categories that were higher in 2003 included salaries and employee benefits, equipment expense, printing and office supplies, directors and committee fees, insurance expense, marketing and advertising expense, and amortization of mortgage servicing rights.

Income tax expense was $692,000 for fiscal 2003 compared to $1,189,000 for 2002, declining $497,000, or 41.8%. This decrease was primarily due to lower pretax earnings and deductions for stock options exercised during 2003.

Net income for the fourth quarter of 2003 was $390,000, $19,000 or 4.6% less than net income recorded of $409,000 for the fourth quarter of 2002. Net interest income for the fourth quarter of 2003 was $1,285,000 compared to $1,573,000 for the fourth quarter of 2002. The Company recorded no provision for loan losses for the fourth quarter of 2003, compared to $30,000 for the quarter ended December 31, 2002. Noninterest income was $637,000 for the fourth quarter of 2003 and $779,000 for the fourth quarter of 2002. Noninterest expense was $1,587,000 for the fourth quarter of 2003 and $1,646,000 for the fourth quarter of 2002.

Total assets at December 31, 2003 were $159.45 million, compared to $167.25 million at December 31, 2002. Total net loans declined $21.56 million, or 17.6%, mainly due to sales of residential mortgage loans in 2003. Proceeds from loan sales were mainly invested in short-term interest-bearing time deposits, which totaled $30.00 million at December 31, 2003.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank also provides full service brokerage activities through a third-party broker-dealer and the Bank's subsidiary, Park Avenue Service Corporation, also sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

This earnings report may contain certain forward-looking statements which are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact the Company's earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, real estate values, and competition, changes in accounting principles, policies, or guidelines, changes in legislation or regulation, and other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and services.

Great American Bancorp, Inc. stock is traded on the NASDAQ SmallCap Market System under the symbol "GTPS."


                                ###
                          GTPS-pr-2004-01

Great American Bancorp, Inc.
Consolidated Balance Sheets
December 31, 2003 and 2002
(in thousands, except share data)
                                            Dec. 31, 2003      Dec. 31, 2002
                                              (Unaudited)
----------------------------------------------------------------------------
Assets
 Cash and due from banks                    $       4,388      $       4,990
 Interest-bearing demand deposits                   9,674             27,344
 Interest-bearing short-term time deposits         30,000                 --
                                              ------------------------------
     Cash and cash equivalents                     44,062             32,334

 Available-for-sale securities                      4,200                 --
 Held-to-maturity securities                          532              1,262
 Mortgage loans held for sale                          --              1,658
 Loans, net of allowance for loan
  losses of $1,190 and $1,188 in 2003
  and 2002, respectively                          100,772            122,336
 Premises and equipment                             6,299              6,146
 Federal Home Loan Bank stock                       1,324              1,227
 Interest receivable                                  493                683
 Cash surrender value of life insurance               284                268
 Insurance premiums receivable                        287                225
 Deferred income taxes                                 57                 46
 Income taxes receivable                              208                 --
 Mortgage servicing rights                            151                192
 Other                                                781                873
                                            --------------------------------
     Total assets                           $     159,450      $     167,250
                                            ================================
Liabilities and Stockholders' Equity
 Liabilities
  Deposits
   Noninterest-bearing deposits             $      13,008      $      12,399
   Interest-bearing deposits
    Savings, NOW and money market                  59,945             57,343
    Time                                           53,711             61,549
                                            --------------------------------
     Total deposits                               126,664            131,291

  Federal Home Loan Bank advances                  13,000             15,000
  Deferred compensation - directors                   661                645
  Advances from borrowers for
   taxes and insurance                                209                265
  Accrued postretirement benefit obligation           295                255
  Accrued real estate taxes                           144                138
  Premiums due insurance companies                    420                201
  Dividends payable                                    83                 90
  Income taxes payable                                 --                 55
  Interest payable                                     51                 62
  Other                                               287                310
                                            --------------------------------
     Total liabilities                            141,814            148,312
                                            --------------------------------

Stockholders' Equity
 Preferred stock, $0.01 par value
  Authorized and unissued --
   1,000,000 shares                                    --                 --
 Common stock, $0.01 par value
  Authorized -- 7,000,000 shares
  Issued -- 2,052,750 shares
  Outstanding: 2003 - 756,003 shares,
      2002 - 818,490 shares                            21                 21
 Additional paid-in-capital                        20,180             20,166
 Retained earnings                                 20,740             19,374
 Accumulated other comprehensive income
  Unrealized appreciation on available-
   for-sale securities, net of income
   taxes, 2003 - $14                                   20                 --
                                            --------------------------------
                                                   40,961             39,561
 Treasury stock, at cost
  Common: 2003 - 1,296,747 shares,
   2002 - 1,234,260 shares                        (23,262)           (20,557)
 Unearned incentive plan shares:
  2003 - 4,349 shares, 2002 - 4,589 shares            (63)               (66)
                                            --------------------------------
     Total stockholders' equity                    17,636             18,938
                                            --------------------------------
     Total liabilities and
      stockholders' equity                  $     159,450      $     167,250
                                            ================================

Great American Bancorp, Inc.
Consolidated Statements of Income
For the Years Ended December 31, 2003 and 2002
(unaudited, in thousands, except share data)

                                              Year Ended        Year Ended
                                             Dec. 31, 2003     Dec. 31, 2002
----------------------------------------------------------------------------
Interest Income:
 Loans                                       $      7,861      $      10,215
 Available-for-sale securities                         18                 --
 Held-to-maturity securities                           56                108
 Deposits with banks and other                        494                280
                                            --------------------------------
   Total interest income                            8,429             10,603
                                            --------------------------------
Interest Expense:
 Deposits                                           2,261              3,403
 Federal Home Loan Bank advances                      595                811
 Other                                                 25                 30
                                            --------------------------------
   Total interest expense                           2,881              4,244
                                            --------------------------------
Net Interest Income                                 5,548              6,359

Provision for Loan Losses                              --                170
                                            --------------------------------
Net Interest Income After
 Provision for Loan Losses                          5,548              6,189
                                            --------------------------------
Noninterest Income:
 Insurance sales commissions                        1,629              1,428
 Brokerage commissions                                 91                 99
 Customer service fees                                591                598
 Other service charges and fees                       235                212
 Net gains on loan sales                              648                647
 Loan servicing fees                                  136                 54
 Other                                                  9                  8
                                            --------------------------------
   Total noninterest income                         3,339              3,046
                                            --------------------------------
Noninterest Expense:
 Salaries and employee benefits                     3,677              3,448
 Net occupancy expense                                566                570
 Equipment expense                                    555                511
 Data processing fees                                  67                 72
 Deposit insurance premium                             21                 22
 Printing and office supplies                         294                283
 Legal and professional fees                          240                244
 Directors and committee fees                         142                119
 Insurance expense                                     74                 65
 Marketing and advertising expense                    226                224
 Amortization of mortgage servicing rights            171                 67
 Other                                                460                517
                                            --------------------------------
   Total noninterest expense                        6,493              6,142
                                            --------------------------------
Income Before Income Taxes                          2,394              3,093
Provision for Income Taxes                            692              1,189
                                            --------------------------------
Net income                                  $       1,702      $       1,904
                                            ================================
Earnings per share:
 Basic                                      $        2.23      $        2.28
                                            ================================
 Diluted                                    $        2.02      $        2.09
                                            ================================


Great American Bancorp, Inc.
Consolidated Statements of Income
For the Three Months Ended December 31, 2003 and 2002
(unaudited, in thousands, except share data)

                                            Quarter Ended      Quarter Ended
                                            Dec. 31, 2003      Dec. 31, 2002
----------------------------------------------------------------------------
Interest Income:
 Loans                                       $      1,739      $       2,403
 Available-for-sale securities                         18                 --
 Held-to-maturity securities                           10                 23
 Deposits with banks and other                        126                 84
                                            --------------------------------
   Total interest income                            1,893              2,510
                                            --------------------------------
Interest Expense:
 Deposits                                             460                765
 Federal Home Loan Bank advances                      142                164
 Other                                                  6                  8
                                            --------------------------------
   Total interest expense                             608                937
                                            --------------------------------
Net Interest Income                                 1,285              1,573

Provision for Loan Losses                              --                 30
                                            --------------------------------
Net Interest Income After
 Provision for Loan Losses                          1,285              1,543
                                            --------------------------------
Noninterest Income:
 Insurance sales commissions                          350                280
 Brokerage commissions                                 23                 10
 Customer service fees                                159                163
 Other service charges and fees                        58                 61
 Net gains on loan sales                                1                243
 Loan servicing fees                                   42                 22
 Other                                                  4                 --
                                            --------------------------------
   Total noninterest income                           637                779
                                            --------------------------------
Noninterest Expense:
 Salaries and employee benefits                       914                902
 Net occupancy expense                                137                137
 Equipment expense                                    172                138
 Data processing fees                                  15                 16
 Deposit insurance premium                              5                  5
 Printing and office supplies                          66                 75
 Legal and professional fees                           62                 67
 Directors and committee fees                          34                 37
 Insurance expense                                     20                 19
 Marketing and advertising expense                     42                 63
 Amortization of mortgage servicing rights             21                 52
 Other                                                 99                135
                                            --------------------------------
   Total noninterest expense                        1,587              1,646
                                            --------------------------------
Income Before Income Taxes                            335                676

Provision (Benefit) for Income Taxes                  (55)               267
                                            --------------------------------
Net income                                  $         390      $         409
                                            ================================
Earnings per share:
 Basic                                      $        0.52      $        0.50
                                            ================================
 Diluted                                    $        0.47      $        0.45
                                            ================================


Great American Bancorp, Inc.
Selected Financial Data
(unaudited, in thousands, except per share data)

                                                As of              As of
                                            Dec. 31, 2003      Dec. 31, 2002
----------------------------------------------------------------------------
Total assets                                $    159,450       $     167,250
Total loans, net                                 100,772             123,994
Loan loss reserve                                  1,190               1,188
Non-performing assets                                  8                 184
Non-performing assets to total assets               0.01%               0.11%
Allowance for loan losses to total assets           0.75%               0.71%
Investment securities                              4,732               1,262
Total deposits                                   126,664             131,291
Checking deposits                                 35,218              32,787
Money market deposits                             18,991              19,507
Passbook savings deposits                         18,744              17,448
Certificates of deposit                           53,711              61,549
Federal Home Loan Bank advances                   13,000              15,000
Total stockholders' equity                        17,636              18,938


                                  Three Months Ended         Year Ended
                                   Dec.        Dec.        Dec.      Dec.
                                   2003        2002        2003      2002
                                     (unaudited)             (unaudited)
----------------------------------------------------------------------------
Net interest margin (annualized)   3.45%       4.14%       3.64%     4.18%
ROA (annualized)                   0.96%       0.99%       1.02%     1.15%
ROE (annualized)                   8.81%       8.65%       9.57%    10.17%